UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 22, 2020 (May 19, 2020)

ONEMAIN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36129	27-3379612
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

601 N.W. Second Street, Evansville, IN 47708
(Address of principal executive offices) (Zip code)
(812) 424-8031
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OMF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Stockholders of OneMain Holdings, Inc. (the “Company”) held on Tuesday, May 19, 2020 (the “2020 Annual Meeting”), stockholders holding 126,584,020 shares of the Company’s common stock, par value $0.01 per share, were present in person or by proxy, representing approximately 94.24% of the 134,309,707 shares of the Company’s common stock that were issued and outstanding as of March 26, 2020, the record date for the 2020 Annual Meeting.

At the 2020 Annual Meeting, the following proposals were presented for vote by Company’s stockholders (i) the reelection of Jay N. Levine, Roy A. Guthrie, and Peter B. Sinensky as Class I directors to serve until the 2023 annual meeting of stockholders, and until such director’s successor has been elected and qualified, or until such director’s earlier death, resignation or removal (the “Director Election Proposal”), (ii) an advisory vote on the Company’s named executive officer (“NEO”) compensation (the “Pay Advisory Proposal”), (iii) an advisory vote on the frequency of future votes to approve NEO compensation (the “Pay Frequency Proposal”), and (iv) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (the “Ratification of Auditors Proposal”).

The results of stockholder votes cast at the 2020 Annual Meeting were as follows:

1. Director Election Proposal:	FOR	WITHHELD	AGAINST	ABSTAIN	BROKER NON-VOTES

Jay N. Levine	116,169,352	5,517,918	—	—	4,896,750
Roy A. Guthrie	101,643,439	20,043,831	—	—	4,896,750
Peter B. Sinensky	100,496,502	21,190,768	—	—	4,896,750

2. Pay Advisory Proposal:	FOR	WITHHELD	AGAINST	ABSTAIN	BROKER NON-VOTES

	105,764,405	—	15,829,312	93,553	4,896,750

3. Pay Frequency Proposal:	1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES

	54,424,421	74,906	67,080,270	107,673	4,896,750

4. Ratification of Auditors Proposal:	FOR	WITHHELD	AGAINST	ABSTAIN	BROKER NON-VOTES

	126,053,217	—	511,303	19,500	—

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMAIN HOLDINGS, INC.
(Registrant)

		By:	/s/ Micah R. Conrad
		Name:	Micah R. Conrad
		Title:	Executive Vice President and Chief Financial Officer

Date:	May 22, 2020